UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 28, 2004


                                     0-13063
                            (Commission File Number)


                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                        81-0422894
     (State of Incorporation)                              (IRS Employer
                                                       Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ______________________________

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits

      Exhibit No.  Description
      -----------  -----------

         99.1      Press Release of Scientific Games Corporation, dated July 28,
                   2004.



ITEM 12.  Results of Operation and Financial Condition.

      The information contained in this Current Report is being furnished under
Item 12 ("Results of Operations and Financial Condition"). As such, the information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On July 28, 2004, Scientific Games Corporation (the "Company") issued a press release announcing, among other things, results for the three months and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      The Company's press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), also contains the Company's "EBITDA" results, which are non-GAAP earnings results that exclude certain items. EBITDA, as used in the press release, represents operating income plus depreciation and amortization expenses. EBITDA is included in the press release as, among other things, it is a basis upon which the Company assesses its financial performance, and it provides useful information regarding the Company's ability to service its debt. In addition, EBITDA is useful to investors in evaluating the Company's financial performance because it is a commonly used financial analysis tool for measuring and comparing gaming companies in several areas of liquidity, operating performance and leverage. EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with GAAP as measures of the Company's profitability or liquidity. EBITDA as used in the press release may differ from similarly titled measures presented by other companies. A table reconciling EBITDA to GAAP net income is included in the condensed consolidated financial statement data included in the Company's press release.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SCIENTIFIC GAMES CORPORATION


                                   By: /s/ Martin E. Schloss
                                      ------------------------------------
                                      Name:  Martin E. Schloss
                                      Title: Vice President and General Counsel

Date:  July 28, 2004

                                  Exhibit Index
                                  -------------



      Exhibit No.  Description
      -----------  -----------

         99.1      Press Release of Scientific Games Corporation, dated July 28,
                   2004.